PACIFIC GLOBAL ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC GLOBAL ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony Dufault, Michael Skillman, J.G. Lallande and Carol Rumsey as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 11, 2018.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 2018.

/s/ Joshua Schwab
Joshua Schwab

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF ORANGE	)

Before me, a Notary Public, in and for said county and state, personally appeared Johsua Schwab, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of December, 2018.

/s/ Sharlene Bernaldo
Notary Public

My commission expires:	10/18/2022

4840-6459-7370

2

PACIFIC GLOBAL ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC GLOBAL ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, each undersigned is a Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony Dufault, Michael Skillman, Joshua Schwab, J.G. Lallande and Carol Rumsey as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post- Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 11, 2018.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 2018.

/s/ Kevin Byrne	/s/ Sharon Cheever
Kevin Byrne	Sharon Cheever

/s/ D. Robinson Cluck	/s/ Robert Blattenberg
D. Robinson Cluck	Robert Blattenberg

/s/ John Siciliano
John Siciliano

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF ORANGE	)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Byrne, Sharon Cheever, Robert Cluck, Robert Blattenberg and John Sciliano, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of December, 2018.

/s/ Sharlene Bernaldo
Notary Public

My commission expires:	10/18/2022

4840-6459-7370

2

PACIFIC GLOBAL ETF TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC GLOBAL ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is Chief Executive Officer of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony Dufault, Joshua Schwab, J.G. Lallande and Carol Rumsey as attorneys for it and in its name, place and stead, and in its capacity as a Trust, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 11, 2018.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 2018.

/s/ Michael Skillman
Michael Skillman

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF ORANGE	)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Skillman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of December, 2018.

/s/ Sharlene Bernaldo
Notary Public

My commission expires:	10/18/2022

4840-6459-7370

2